EXHIBIT 10.8

               Dated the     day of          30 DEC 1999     1999

              ******************************************************


                        HOLLYWOOD PALACE COMPANY LIMITED

                                       AND

                               MEASUREMENT LIMITED

              ******************************************************

                                      LEASE

              ******************************************************

THIS LEASE made the day of 30 DEC 1999 One thousand nine hundred and ninety nine BETWEEN the Lessor and the Lessee whose names addresses and description are set forth in the First Part of the First Schedule hereto.

WHEREBY  IT  IS  WITNESSETH  as  follows:

1. In consideration of the rent hereinafter reserved and the covenants on the part of the Lessee hereinafter contained the Lessor demises unto the Lessee ALL THAT the premises (hereinafter called "the demised premises") hereinafter more particularly described in the Second Part of the First Schedule hereto together with the use in common with the Lessor and its tenants, work-people and persons authorised by it of the entrance passages and staircases leading to the demised premises (so far as the same are necessary for the enjoyment of the demised premises) and of the lift service (whenever the same shall be operating) in the building of which the demised premises form part and of the lavatories (which are available for common use) on the same floor of the said building.

2. The term of tenancy shall be for the period and commence on the date stated in the Third Part of the First Schedule hereto.

3. The rent per calendar month for the demised premises during the said term shall be as stated in the Fourth Part of the First Schedule hereto. The rent payable hereunder shall be payable monthly in advance on the first day of each month without deductions and the first of such payments to be made on the signing of this Lease.

4.          It  is  hereby  agreed  by  the  parties  hereto  that:
          (a) The Lessee shall be entitled to a rent free period stated in the Fifth Part of the First Schedule hereto (hereinafter called "the Rent Free Period") commencing on the first day of the said term hereto upon delivery of vacant possession of the demised premises to the Lessee.

          (b) The Lessee shall not be required to pay the monthly rent and if the Lessee does not require air-conditioning services the air-conditioning charge during the Rent Free Period but it shall pay and discharge all other sums and outgoings which the Lessee covenants to pay under this Lease and comply with and perform all other covenants terms and conditions herein contained.

          (c) If and whenever the Lessee commences business within the Rent Free Period at the demised premises, the air-conditioning service will then be provided and charges therefor shall commence.

5. The Lessee to the intent that the obligations hereunder may continue throughout the said term hereby covenants with the Lessor as follows:

          (a) To pay unto the Lessor the said rent as set out in the Fourth Part of the First Schedule hereto and at the times and in manner as mentioned under Clause 3 hereof.

          (b) To pay and discharge punctually during the said term all rates quarterly in advance within the months of January April July and October provided that the first payment thereof shall be paid upon signing of this Lease and in the event of the demised premises not having been assessed to rates by the Government to pay such sum (at 5% of the three months' rent hereby reserved for each quarter) as shall be required by the Lessor as a deposit by way of security for the due payment of rates subject to adjustment on actual rating assessment being received from the Government and also to pay and discharge all taxes, assessments, duties, charges, impositions and outgoings whatsoever now or hereafter to be imposed or charged on the demised premises or upon the owner or occupier in respect thereof by The Government of HKSAR or other lawful authority (Government Rent and Property Tax alone excepted).

          (c) To pay and discharge punctually during the said term all charges for electricity (including charges for the air-conditioning fan-coil units or air-handling units installed therein and operated from the Lessee's own metered electricity supply), water, gas, telephone rental and other outgoings now or at any time hereafter consumed by the Lessee and chargeable in respect of the demised premises and to make all necessary deposits for the supply of electricity and other services to the demised premises when required.

          (d) To be responsible for the general cleaning of the interior of the demised premises and to appoint only such cleaning contractor nominated by the Lessor or to employ his own staff for the cleaning of the demised premises.

          (e) To pay or reimburse the Lessor where water shall be required otherwise than for normal toilet flushing/washing purposes and the Lessor may cause to be installed at the expense of the Lessee a separate water meter to measure the consumption thereof by the Lessee. Upon default in payment the Lessor may pay the charges according to the meter which the Lessee shall be responsible and the Lessee shall reimburse the same to the Lessor on demand.

          (f) (i) To pay to the Lessor punctually together with payment of rent during the said term such monthly contribution towards the costs, charges and expenses for the management and maintenance of the building and for the supply of air-conditioning services to the demised premises as set out in the Sixth Part of the First Schedule hereto (hereinafter referred to as "the Management Fee" and "the Air-Conditioning Charges") Subject to the adjustments as mentioned in paragraphs (ii) and (iii) hereunder.

               (ii) If at any time during the said term the costs of the manager for the time being of the said building ("the Manager") in providing management services shall have risen over the costs thereof prevailing at the commencement of the said term the Management Fee payable in respect of the demised premises shall be increased by the Manager and the Lessor shall be entitled to serve a notice in writing upon the Lessee increasing the Management Fee by an appropriate amount and thereafter such increased management Fee shall be payable in lieu of the Management Fee provided for above. Further increases may be made from tune to time after an earlier notice of increase shall have become operative. The assessment by the Manager of the appropriate increase shall be conclusive.

               (iii)If at any time  during the said term the costs  relating  to the supply of air-conditioning services (including, inter alia, the operating costs of the Manager and the electricity charge imposed by China Light & Power Company Limited) shall have risen over the costs thereof prevailing at the commencement of the said term the Air-Conditioning Charges payable in respect of the demised premises shall be increased by the Manager and the Lessor shall be entitled to serve a notice in writing upon the Lessee increasing the
                    Air-Conditioning Charges by an appropriate amount and thereafter such increased Air-Conditioning Charges shall be payable in lieu of the Air-Conditioning Charges provided for above. Further increases may be made from time to time after an earlier notice of increase shall have become operative. The assessment by the Manager of the appropriate increase shall be conclusive.

               (iv) If the Lessee shall require air-conditioning service outside the hours set out in Clause 8(b) hereof, the same may at the discretion of the Manager be provided on reasonable advance notice to the Manager at such special rate as the Manager may from time to time charge and the Lessee shall to be paid on demand from the Lessor or the Manager. Provided further that the Manager shall have the right at its sole discretion to terminate such services at any time as the Manager shall think fit without advance notice to the Lessee.

               (v) The Management Fee and Air-Conditioning Charges shall be payable monthly in advance clear of all deductions and the first of such payments to be made on the signing this Lease.

          (g) To keep the demised premises well and sufficiently lighted throughout the business hours of the Lessee.

          (h) The Lessor shall be entitled to treat non-payment of any amount debited to the Lessee in accordance with Clauses 5(b) and (f) or any part thereof in all respects as non-payment of rent under this Lease.

          (i) To keep all the interior of the demised premises including the lavatories therein (if any) the flooring and interior plaster or other finishing materials to walls floors and ceilings and the Lessor's fittings and fixtures therein including all carpets doors windows suspended ceilings electrical installations in good clean tenantable substantial and proper repair and condition and properly preserved and make good as may be appropriate and from time to time required fair wear and tear excepted and to so maintain the same at the expense of the Lessee and to deliver up the same to the Lessor at the expiration or sooner determination of the said term in like condition fair wear and tear excepted. The Lessee particularly covenants:

          (i) to reimburse the Lessor the cost of replacing all broken and damaged windows or glazing glasses of the curtain wall of or in the said premises whether the same be broken or damaged by the negligence of the Lessee or owing to circumstances beyond the control of the Lessee.

          (ii) to reimburse the Lessor the cost of repairing or replacing the plate glass of the entrance doors or any part thereof in the event of the same being broken or damaged by the Lessee or any of the Lessee's servants, agents, licensees or visitors;

          (iii)to reimburse the Lessor the cost of repairing or replacing any carpets suspended ceilings, lightings air-conditioning fan-coil units or parts thereof within the demised premises which are damaged or rendered defective by the misuse or negligence of the Lessee or any of the Lessee's servants, agents, licensees or visitors;

          (iv) (i) Before the commencement of any decoration, the Lessee shall submit to the Lessor 3 sets of decoration plan and mechanical and electrical drawing in respect of the demised premises for the Lessor's approval by the Manager who may in its absolute discretion accept, reject or demand amendments of such plan and drawing in any part thereof as he think fit and the Lessee shall pay the approval fee (if any) chargeable by the Manager.

               (ii) Not to commence any decoration works in the demised premises before the decoration plan and mechanical and electrical drawing are approved as aforesaid.

               (iii)To  employ  and  engage  only   contractor  or   contractors
                    appointed by the Lessor for all structural, air-conditioning, fire prevention, plumbing and drainage works, electrical wiring and installations and fittings from meter room in the said building to the Lessee's meter and/or main switch in the demised premises. Such contractors shall be employed at the sole expense of the Lessee and shall be deemed to be the Lessee's contractors.

               (v) the Lessor shall have the right to perform on behalf of and for the account of the Lessee any of the Lessee's works which the Lessor shall determine as shall be so performed. Such works shall be limited to works which the Lessor deems necessary to be done on an emergency basis, such works caused by the Lessee's fault, and such works which pertain to structural components, the general utility systems for the building and the erection of temporary safety barricades and temporary signs.

               (vi) to repair or  replace,  if so  required  by the  appropriate supply company or statutory undertaking or authority as the case may be or under the terms of any Electricity Supply Ordinance for the time being the force or any Orders in Council or Regulations made thereunder, all the electrical wiring installations and fittings within the demised premises and the wiring from the Lessee's meter or meters to and within the same to the satisfaction of the Lessor.

               (vii)to be wholly  responsible  for any damge or injury caused to any other person or property directly or indirectly through the defective or damaged condition of any part of the interior of the demised premises and to make good the same by paymentt or otherwise and to indemnify the Lessor against all claims demands actions and legal proceedings whatsoever made upon the Lessor by any person in respect thereof;

               (viii)to  maintain  adequate  Third Party  Insurance  against any
                    Third Party claim as a result of accident or mishap arising within the demised premises.

          (j) To take all reasonable precautions to protect the interior of the demised premises from damage threatened by any approaching storm or typhoon.

          (k) To ensure that the demised premises do not become infested with insects or vermin. In the event of the demised premises becoming so infested the Lessee shall pay the cost of extermination as arranged or approved by the Lessor and the selected exterminators shall be given full access to the demised premises for such purpose.

          (l) To load and unload goods only at such times during business hours and at such spaces and through such entrances and by such service lifts as shall be designated by the Manager for this purpose from time to time.

          (m) To observe faithfully and comply strictly with the Rules and Regulations relating to the said building as the Manager may from time to time adopt. Notice of any additional Rules or Regulations shall be given in such manner as the Lessor may elect. The Rules and Regulations set out in the Second Schedule hereto and such additional Rules and Regulations shall be binding upon the Lessee and shall have the same force and effect as if set out in the body of this Lease. The main purpose of the Rules and Regulations is to maintain the building of which the demised premises form part as a first-class office building with shopping mall.

          (n) (i) To permit the Lessor and its agents or the Manager with or without workmen or others and with or without appliances at all reasonable times and upon prior appointment to enter upon the demised premises (and in the event of any emergency the Lessor or its agents may enter without notice and forcibly if necessary to view the condition thereof and to take inventories of the fixture therein; to test the electrical wirings; to enter the switch room and A/C room to read the meter and to do any other act or thing which may require to be done by the Lessor in respect of the demised premises. The Lessee shall make good all defects and want of repair there found to be the liability of the Lessee to the satisfaction of the Lessor within one calendar month or such shorter period as the case may demand from time of receipt of notice written or verbal from the Lessor to repair and to make good the same.

               (ii) If any defects or wants of repair  shall be found and if the
                    Lessor shall either give or leave a notice in writing at the demised premises or give verbal notice to the Lessee requiring him to repair the same and if the Lessee shall not within one month after such notice proceed diligently with the execution of and complete such repairs then to permit the Lessor to enter upon the demised premises and execute such repairs and the reasonable costs thereof together with the interest thereon at the rate of 3.5% per month calculated from the completion of such repair works shall be a debt due from the Lessee to the Lessor and be forthwith recoverable by action.

          (o) To permit the Lessor to erect use and maintain pipes and conduits at such reasonable locations in and through the demised premises. The Lessor or its agents shall have the right to enter the demised premises at all times to examine the same.

          (p) If any excavation or other building works shall be made or authorised in the vicinity of the said building, the Lessee shall permit the Lessor its servants or agents to enter the demised premises to do such work as may be deemed necessary to preserve the exterior walls on the said building from injury or damage without any claim for damage or indemnity against the Lessor.

          (q) Not to keep or store or allow to be kept or stored upon the demised premises or any part thereof during the said term any arms, ammunition, saltpeter, gun-powder, kerosene or any other explosive combustible or unlawful or dangerous goods or substance and to indemnify the Lessor against all actions costs claims and demands in respect of such breach or non-observance of this covenant.

          (r) The Lessee shall not place any load upon any floor of the demised premises in excess of the loading capacity for which the floor is designed. The Lessor reserves the right to prescribe the weight and position of all safes which may be placed so as to distribute their weights. Business machines and mechanical equipment authorised by the Lessor shall be placed and maintained by the Lessee at the Lessee's expense in settings sufficient in the Lessor's judgment to absorb and prevent vibration noise and annoyance to occupiers of other premises in the said building.

          (s) To keep all the windows and doors closed while air-conditioned ventilation is in operation and the Lessor shall have the right to send a representative to enter the demised premises and close the same for the Lessee should it be found that the Lessee does not comply with a notice to that effect from the Lessor and the persistent breach by the Lessee of this clause is a material breach of this Lease entitling the Lessor to exercise the rights of re-entry or other remedies hereunder.

              (t)  (i)   Not  to  produce  or  suffer  or  permit to be produced
                         any  music  or  sound  (including   sound  produced  by
                         broadcasting from television, radio or any apparatus or instrument capable of producing or reproducing music and sound) or do or perform any other acts or things in the demised premises or the said building which is/are or may be a nuisance or annoyance to the Lessor or to the tenants or occupiers of adjacent or neighbouring premises.

                    (ii) Not to  burn  to  permit  to be  burnt  incense  in the demised premises or in any part of the said building.

                    (iii) Not to permit or suffer any sale by auction to be held in  the  demised  premises.

               (u) Not to use the demised premises or any part thereof for any illegal or immoral purpose.

               (v) Not to use the demised premises or any part thereof for any purpose other than as office premises for carrying on the lawful business of the Lessee only and to conduct therein only such business which are duly authorized licensed or approved by the competent government authorities and to comply in all respects with the conditions terms and regulations relating to such business or imposed on the granting of the licence in respect thereof.

               (w) (i) Not to make or permit to be made any alterations in or additions to the demised premises or to the electrical installation or other Lessor's fixtures therein or to install any plant apparatus or machinery therein without having first obtained the written consent of the Lessor thereof or cut, maim injure or suffer or permit to be cut maimed or injured any doors windows walls structural members or other fabric thereof. In particular, any alterations or additions so approved shall be carried out only by such person or contractor as shall be approved by the Lessor.

                    (ii) To fit out the  interior  of the  demised  premises  in accordance with the plans approved by the Lessor pursuant to Clause 5(i) (iv) (i) hereof. The Lessee shall not cause or permit to be made any variation to the interior design or layout of the demised premises without the prior written approval of the Lessor first having been obtained and in the event of such approval being requested it shall be a condition precedent to the granting thereof that the Lessee shall pay to the Lessor any reasonable fees incurred by the Lessor in connection therewith including any architect's or consultant's fees.

                    (iii)Not to  sub-divide  or partition  the demised  premises internally other than by the use of a sub-partitioning system approved by the Lessor.

               (x) To comply with all ordinances, regulations by-laws and rules and all notices and requirements of the appropriate government authorities in connection with or in relation to the demised premises or the user thereof.

               (y) Not to do or suffer any act which shall amount to a breach or non-observance of any conditions and covenants contained in certain Conditions of Grant deposited and registered in the Land Office as Agreement and Conditions of Sale No. 11746 under which Kowloon Inland Lot No. 10730 is held from The Government of the HKSAR and the Deed of Mutual Covenant and Management Agreement or the Sub-Deed of Mutual Covenant and Management Agreement (if any) under and/or subject to which the Lessor holds the demised premises and to indemnify the Lessor against all actions costs claims and demands in respect of any breach or non-observance or non-performance at this covenant.

               (z) Not to move any safe heavy machinery equipment freight bulky matter or fixtures in or out of the said building without first obtaining the Lessor's written consent. The Lessee shall keep the Lessor indemnified against all damages sustained by any person or to any property and for any damages or monies paid out by the Lessor in settlement or any claim or judgments as well as legal costs incurred in connection therewith and all costs incurred in repairing any damage to the said building or its appurtenances resulting from the moving of any such heavy machinery equipment freight bulky matter or fixtures.

               (aa) Not to install  additional  locks bolts or other fittings to the entrance doors of the demised premies or in any way to cut or alter the same without first having obtained the written consent of the Lessor.

               (bb) Not to  erect  any  aerial  on the roof or walls of the said building or the ceiling or walls of the demised premises and the Lessor may at its discretion provide a communal aerial for the Lessee's use.

               (cc) Not to assign underlet or otherwise part with the possession of the demised premises or any part thereof either by way of subletting lending sharing or other means whereby any person or persons not a party to this Lease obtains the use or possession of the demised premises or any part thereof irrespective of whether any rental or other consideration is given for such use or possession and in the event of any such transfer subletting sharing assignment or parting with the possession of the demised premises (whether for monetary consideration or not) this Lease shall at the option of the Lessor absolutely determine and the Lessee shall forthwith surrender the demised premises to the Lessor Provided that the occurrence of any of the following shall be deemed to be a breach of this clause:

                    (i) in the case of a Lessee who is a partnership the taking in of one or more new partners whether on the death or retirement of an existing partner or otherwise.

                    (ii) in the case of a Lessee who is an Individual (including a sole proprietor or a sole surviving partner of a partnership tenant) the death, insanity or other disability of that individual to the intent that no right to use;  possess,  occupy  or enjoy  the  demised
                         premises or any part thereof shall vest in the executors, administrator, personal representatives, next of kin, trustee or committee of any such individual, or the admission of new partner or partners.

                    (iii)in the case of a Lessee  which  is a  corporation,  any
                         take-over   or   liquidation   (either   voluntary   or
                         compulsory).

                    (iv) the giving by the Lessee of a Power Attorney or similar authority whereby the donee of the Power obtains the right to use, possess, occupy or enjoy the demised premises or any part thereof or does in fact use, possess, occupy or enjoy the same.

                    (v) the change of the Lessee's business name without the previous written consent of the Lessor.

                    (dd) Not without the Lessor's prior permission in writing to permit any person to remain in the demised premises overnight. Such permission shall only be given to enable the Lessee to post watchmen to guard the demised premises which shall not in any way be used as a sleeping quarters or as domestic premises within the meaning of any ordinance for the time being in force.

                    (ee) Not to place or  leave  in the  entrance  or any of the staircases passages or landings of the said building used in common with other occupier or tenants of other premises in the said building any boxes goods furniture or rubbish or otherwise encumber the same.

                    (ff) Not to exhibit or display  within or on the exterior of the demised premises any writing sign or other device whether illuminated or not which may be visible from outside the demised premises except the display of name-plate or signboard of the Lessee inside the demised premises, the size and position of such name-plate or signboard shall be subject to the approval of the Lessor. The Lessor or his authorised agents shall have absolute discretion in granting or refusing such approval and any approval to be granted shall be subject to such conditions as the Lessor or its authorised agents may think fit. The Lessor or his authorised agents shall have the right to remove at the cost and expense of the Lessee any signboard, sign, decoration or device which shall be affixed or put up or displayed without the prior approval of the Lessor or its agents.

                    (gg) Not to do or permit to be done any act or thing whereby the policy or policies of insurance of the demised premises or the said building against damage by fire or against claims by third parties for the time being subsisting may become void or voidable or whereby the rate of premium or premiums thereon may be increased and to repay to the Lessor on demand all sums paid by the Lessor by way of increased premium or premiums thereon and all expenses incurred by the Lessor in and about any renewal of such policy or policies rendered necessary by a breach of this Clause.

                    (hh) Not  to  employ  any  security   organisation  for  the
                         rendering of any services for or in connection with the demised premises except with the prior written consent of the Lessor but to permit the Lessor's servants or security guards to enter the demised premises at all reasonable times for security purposes, and to connect and keep the demised premises connected to any communal alarm or security system installed in the said building or in the demised premises.

                    (ii) Not to form or  orgainise or attempt or make any effort to form or organise any lessees' association or union jointly with any other lessees of the said building for whatever objects or purposes during the continuance of this Lease.

                    (jj) Quietly to yield up the Premises and handover  together with the Landlord's Fixtures and Installations and other fixtures fittings and additions (if any) therein and thereto at the expiration or sooner determination of the Term in good clean and substantial repair and condition (fair wear and tear excepted) notwithstanding any rule of law or equity to the contrary Provided That where the Tenant and/or a previous occupier of the Premises has made any alterations or installed any fixture or additions to the Premises with or without the Landlord's written consent the Landlord may at its absolute discretion require the Tenant at its own expenses to reinstate remove or do away with such alterations fixture and additions or such part or portion thereof as the Landlord may require and make good and repair in a proper and workmanlike manner any damage to the Premises and/or the Landlord's Fixtures and Installations as a result thereof before delivery up the Premises to the Landlord whether or not such alterations fixtures and additions or such part or portion thereof are made or installed by the Tenant. Provided Always That the Tenant shall be entitled to remove its own trade fixture and trade equipment subject to the Tenant at its own expenses forthwith making good all damages to the Premises to the satisfaction of the Landlord including damage to the fixture fittings and decoration within the Premises and the Building caused by such removal.

                    (kk) During  the  six  months   immediately   prior  to  the
                         expiration of the term hereby created to permit all persons authorised by the Lessor or the Lessor's agents at any reasonable time to enter upon and view the demised premises and every part thereof.

                    (ll) To be responsible for all Lessee's electrical wiring to the light fittings and to the other electrical outlets installed in the demised premises and the connection thereof to the electricity authority's meters and to make his own arrangement with the Hong Kong Telephone Company Limited with regard to the installation of
                         telephones   in   the   demised   premises,   but   the
                         installation of lines therefor outside the demised premises must be in accordance with the Lessor's directions.

                    (mm) To use all toilets (which are available for common use)
                         on the same floor of the demised premises in a sanitary and tenantable manner in common with other tenants.

                    (nn) Not to use or permit or suffer  the  toilet  facilities provided by the Lessor to be used for any purpose other than that for which they are intended and not to throw or permit or suffer to be thrown therein any foreign substance of any kind and the Lessee shall pay to the Lessor on demand the whole expense of any breakage blockage or damage resulting from a violation of this clause.

                    (oo) To notify  the Lessor or its agent of any damage to the demised premises or any part thereof and of any damage to or defects found by the Lessee in the water pipes gas pipes electrical wiring or fittings fixtures or other facilities provided by the Lessor.

                    (pp) Not to install any  air-conditioning  device (either in the windows or elsewhere) in the demised premises without the prior written consent of the Lessor.

6.        (a)  The  Lessee will on the execution of this Lease pay to the Lessor the sum stated in the Seventh Part of the First Schedule hereto (and from time to time during the continuance of the term such additional sums as shall make up a total sum thereof equivalent to three times the monthly rent, management Fee and Air-Conditioning Charges from time to time payable by the Lessee hereunder) (hereinafter called "the rental deposit") by way of deposit for the due performance and observation of the covenants, terms and conditions on the part of the Lessee herein contained. At the expiration or sooner termination of this Lease and subject to Clause 8(a)(i) hereof if the Lessee shall have paid all rent due hereunder and if there shall be no breach of any of the covenants, terms and conditions contained herein and on the Lessee's part to be observed and performed the Lessor will repay to the Lessee within 30 days after delivery of vacant possession of the demised premises to the Lessor by the Lessee, and after full settlement of all outstanding payments due and payable by the Lessee, the rental deposit but without any interest thereon Provided that if there shall be any rent or other sums due hereunder in arrears the Lessor may apply the rental deposit towards payment of such arrears and if there shall be any breach of any terms and conditions herein contained the Lessor shall pay or apply the rental deposit or such part thereof towards remedying such breach (in so far as this may be possible) and shall only pay the balance (if any) of the rental deposit to the Lessee.

          (b) The Lessee shall at its own costs and expense be solely responsible for:

               (i)  the  temporary  power  supply  and  the  consumption thereof during the decoration period; and

               (ii) the  removal  of  decoration  debris.

7.       THE  LESSOR  HEREBY  COVENANTS  WITH  LESSEE  as  follows:

          (a) To permit the Lessee (duly paying the rent and rates and oberving and performing the terms and conditions herein contained) to have quiet possession and enjoyment of the demised premises during the said term without any interruption by the Lessor or anyone lawfully claiming under or through or in trust for the Lessor save as specifically provided herein.

          (b) To repair such defects in the roof, main electricity supply cables, main drain pipes, main walls and exterior window frames of the building and the lifts and escalators intended for the general service of the said building and air-conditioning plants therein as the Lessor shall discover or as the Lessee or other authorised person or authority shall by notice in writing bring to the attention of the Lessor and to maintain the same in a proper state of repair and condition at the cost of the Lessor Provided that the Lessor shall be entitled to a reasonable period of time within which to view any such defects and to repair the same Provided further that the Lessor shall neither be liable to pay compensation to the Lessee in respect of any period during which due to circumstances beyond the control of the Lessor the proper operation of the said lifts and escalators and air-conditioning plants shall be interrupted as a result of mechanical failure or need for repair or overhaul or otherwise nor shall the Lessor be liable thereby to grant an abatement of rent in respect of such interruption.

          (c)  To pay the Government rent and property tax on the said building.

          (d) (i) To carry out all necessary decoration to the common parts of the said building as and when the Lessor shall in its absolute discretion decide the same is necessary.

               (ii) To keep the other parts of the said  building for common use clean and in proper condition.

               (iii)To  use  its  best   endeavours   to  maintain   the  lifts,
                    escalators, fire and security services equipment, air-conditioning plant and other facilities of the said building in proper working order.

          (e) To provide and maintain for the demised premises subject to the provisions of Clause 7(b) hereof air-conditioning services whenever the same shall be operating during the hours specified in Clause 8(b) hereof provided that the electric power for any fan-coil air-cooling and circulating units installed within or exclusively for the demised premises shall be connected to the Lessee's electricity supply meter and the Lessee shall pay direct to the supply authority or undertaking for the electricity consumed thereby and provided further that the Lessee shall permit the Lessor and its servants agents or contractors access to the demised premises at all reasonable times and upon prior notice for the purpose of carrying out necessary maintenance repair or replacement of any air-conditioning plant and equipment installed within the demised premises by the Lessor.

8.        IT  IS  HEREBY  EXPRESSLY  PROVIDED  as  follows:

          (a) (i) If the rent reserved or any part thereof shall be in arrears for seven days (whether formally demanded or not) or in the case of the breach or non-observance or non-performance of any of the covenants terms and conditions herein contained and on the part of the Lessee to be observed or performed or if the Lessee (being an individual) shall become bankrupt or (being a corporation) shall go into liquidation or shall have any order made or resolution passed for its winding up other than a resolution for voluntary winding up for the purpose of amalgamation or re-construction or (being a firm or partnership) shall cease trading or shall have its Business Registration cancelled or shall enter into any composition or arrangement with his creditors or shall suffer execution to be levied upon any of his goods or effects it shall be lawful for the Lessor at any time thereafter to re-enter upon the demised premsies or any part thereof in the name of the whole and to forfeit the rental deposit paid under Clauses 6(a) hereof and thereupon this Lease shall absolutely determine but without prejudice to any rights which may have accrued to the Lessor by reason of any antecedent breach of any of the obligations on the part of the Lessee hereinbefore contained AND a written notice served by the Lessor on the Lessee or left at the demised premises to the effect that the Lessor thereby exercises the power of re-entry shall be a full and sufficient exercise of such power without actual entry on the part of the Lessor.

               (ii) Notwithstanding anything hereinbefore contained in the event of default in payment of rent and or Management Fee and or Air-Conditioning Charge for a period of seven days from the date on which the same falls due for payment, the Lessee shall further pay to the Lessor on demand interest on the amount in arrears at the rate of 3.5% per month calculated from the date on which the same becomes due for payment (i.e. from the 1st day of each month as stipulated in Clause 3 hereof) until the date of payment as liquidated damages and not as penalty provided that the demand and/or receipt by the Lessor of interest pursuant to this provisions shall be without prejudice to and shall not affect the right of the Lessor to exercise any other right or remedy hereof (including the right of re-entry) exercisable under the terms of this Lease.

               (iii)Notwithstanding   anything  herein  contained  if  the  rent
                    management air-conditioning or other charges or moneys herein reserved or any part or parts thereof shall be in arrears (hereinafter referred to as "the Arrears") for a period of seven (7) days the Lessor shall be entitled to recover from the Lessee as a debt expenses incurred by the Lessor in the course of recovering the Arrears including without limitation:

                    A) such sum as, the Lessor shall reasonably determine being collection charges for the additional work incurred by the Lessor's staff and/or the Manager (as the case may be) in collecting the Arrears;

                    B) all Solicitors' and / or counsel's fees and court fees incurred by the Lessor for the purpose of recovering the Arrears;

                    C) all other reasonable fees paid to debt-collectors appointed by the Lessor for the purpose of collecting the Arrears; and

                    Provided always that the rights and remedies given to the Lessor by this Clause shall be deemed cumulative remedies and shall not prejudice any right of action or any remedy of the Lessor for the recovery of any rent or money due to the Lessor from the Lessee.

               (iv) In addition  and without  prejudice  to the  Lessor's  right under Clause 8(a)(i) and (ii) hereinabove, in the event of the Lessee failing to pay rent or committing any breach of this Lease the Lessor may, and the Lessee hereby specifically authorises the Lessor to cut off the supply of electricity air-conditioning and other services to the demised premises and to dispose of all objects including goods, merchandise, equipment, furniture and fixtures in or at the demised premises in such manner as the Lessor shall deem fit, and any expenses in connection therewith shall be paid by the Lessee and shall be recoverable from it as a debt.

          (b) The Lessor shall provide and maintain for the demised premises during the said term a central air-conditioning service between 8:30 a.m. and 6:00 p.m. from Mondays to Fridays and between 8:30 a.m. and 1:30 p.m. on Saturdays except Sundays and Public Holidays provided that the Lessor shall neither be liable to pay compensation to the Lessee in respect of any period during which due to circumstances beyond the control of the Lessor the proper operation of the air-conditioning plants shall be interrupted as a result of mechanical failure or need for repair or overhaul nor shall the Lessor be liable thereby to grant an abatement of rent in respect of such interruption.

          (c) (i) If the demised premises or any part thereof are rendered uninhabitable by fire, water, storm, wind, typhoon, defective construction, white ants, earthquake or any calamity beyond the control of the Lessor and not attributable to any failure by the Lessee to observe and carry out the terms of this Lease the rent or a part thereof proportioned to the extent to which the demised premises shall have been so rendered uninhabitable shall abate and cease to be payable until the same shall have been again rendered fit for occupation provided always that the Lessor shall not be required to reinstate the demised premises if by reason of the condition of the same or any local Regulations or other circumstances it is not practicable or reasonable to do so.

               (ii) If at any time  during  the  continuance  of this  Lease any competent government authority shall condemn the said building as a dangerous structure and it shall be pulled down or shall make a demolition order or a closure order affecting the demised premises or any part thereof the Lease hereby created shall cease as from the commencement of the pulling down of the demised premises or from the time when such demolition or closure order shall become operative.

          (d) The Lessor shall not be bound by any representations or promises with respect to the said building and its appurtenances or in respect of the demised premises except as herein expressly set forth with the object and intention that the whole of the agreement between the Lessor and the Lessee shall be as set forth herein and shall in no way be modified by any discussions or correspondence which may have preceded the signing of this Lease.

          (e) No condoning, excusing or overlooking by the Lessor of any default breach or non-observance or non-performance by the Lessee at any time or times of any of the Leasee's obligations herein contained shall operate as a waiver of the Lessor's rights hereunder in respect of any continuing or subsequent default breach or non-observance or non-performance or so as to defeat or affect in any way the rights of the Lessor herein in respect of any such continuing or subsequent default or breach and no waiver by the Lessor shall be inferred from or implied by anything done or admitted by the Lessor unless expressed in writing and signed by the Lessor.

          (f) This Lease and the obligations of the Lessee to pay rent and other sums due hereunder and perform the Lessee's obligations hereunder shall in no way be affected, impaired or excused in the event that the Lessor is unable due to circumstances beyond its control to fufill any of its obligations under this Lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make or is delayed in making any repair, additions, alterations or decoration or is unable to supply or is delayed in supplying any equipment or fixtures by reason of strike, labour disputes or shortage of materials or any causes whatsoever or by reason of any order or regulation made or issued by any competent government authorities.

          (g) For the purposes of these presents any act default or omission of the agents servants, visitors, staffs and customers of the Lessee shall be deemed to be the act, default or omission of the Lessee.

          (h) The expression "the Lessee" shall (where the context permits) means and include the party or parties specifically named and shall not include the executors and administrators of any such party or where such party is a corporation or any liquidator thereof.

          (i) The Lessee hereby expressly declares that at the expiration or sooner determination of this Lease the Lessee will not invoke or seek to avail himself of any protection which may or shall hereafter be afforded by any ordinance or regulation of The Government of HKSAR protecting tenants or lessee from eviction but will promptly and punctually quit and deliver up possession of the demised premises at the expiration of this Lease or sooner determination as aforesaid.

          (j) Acceptance of rent by the Lessor shall not be deemed to operate as a waiver by the Lessor of any right to proceed against the Lessee in respect of any breach, non-observance or non-performance by the Lessee of any of the stipulations, terms and conditions herein contained and on the Lessee's part to be observed and performed.

         (k)  (i)   The  Lessor  shall  not  be  under  any  liability  to  the
                    Lessee or to any other person whosoever in respect of any loss or damage to person or property sustained by the Lessee or any such other person caused by or through or in any way owing to the overflow of water or the escape of fumes, smoke, fire or any other substance or thing from anywhere within the said building or caused as a result of burglary or robbery. The Lessee shall fully and effectually indemnify the Lessor from and against all claims and demands made against the Lessor by any person in respect of a loss damage or injury caused by or through or in any way owing to the overflow of water or the escape of fumes, smoke, fire or any other substance or thing from the demised premises or to the negligence or default of the Lessee, his servants, agents or licencees or to the defective or damaged condition of the interior of the demised premises or any fixtures or fittings the repair for which the Lessee is responsible hereunder and against all costs and expenses incurred by the Lessor in respect of any such claim or demand.

               (ii) The Lessor shall not be liable for any injury to the Lessee, his servants, licensees or invitees caused by any defect in or by the defective or negligent working of any lifts or escalators or air-conditioning plants in the said building by the Lessor's servants or otherwise and the Lessee shall indemnify the Lessor against all claims, actions and proceedings in respect of such injuries.

               (iii)The  Lessor  shall not be  responsible  to the Lessee or the
                    Lessee's licensees, servants, agents or other persons in the demised premises or calling upon the Lessee for any incident happening or injury suffered or damage to or loss of any chattel or property sustained in the demised premises or in the said building.

          (l) The Lessor shall have the right at any time without the same constituting an actual or constructive eviction of the Lessee and without incurring any liability to the Lessee therefor to change the arrangement and/or location of entrances, passageways, doors, doorways, corridors, landings, staircases, lobbies, lifts, escalators, toilets or other public parts of the said building or any services or apparatus serving the said building and to change the name, number or designation by which the said building is known.

          (m) The Lessee hereby acknowledges and agrees that if at any time during the Term hereby created the Lessor

               (i) shall redevelop the Building (which intention to redevelop shall be sufficiently evidenced by a copy of Resolution of its Directors certified to be a true and correct copy by its Secretary) then the Lessor shall be entitled to give six clear calendar months notice in writing expiring at the end of any calendar month during the said term terminating this Lease and immediately upon the expiration of such notice this Lease and everything herein contained shall cease and determine but without prejudice to the rights and remedies of the Lessor against the Lessee in respect of any antecedent claim or breach of any of the agreements, stipulations, covenants, terms and/or conditions herein set out; or

               (ii) shall renovate,  alter or make addition to the said building or any part thereof thereby causing annoyance or disturbance to the Lessee, the Lessee shall not be entitled to make any claim against the Lessor howsoever arising from such renovation, alternation or addition as constituting a breach of any of the Lessor's obligations under this Lease.

          (n) The Lessor shall not be responsible or under any liability to the Lessee for the breach of the said Deed of Mutual Covenant and/or Management Agreement by any tenants or occupiers of other premises in the said building and any rights, interests, claims, damages and compensation arising in respect of any such breach shall inure to the Lessor only.

          (o) For the purposes of the Landlord and Tenant (Consolidation) Ordinance, Chapter 7, Part III and of these presents, the rent payable in respect of the demised premises shall be and be deemed to be in arrear if not paid in advance at the times and in manner hereinbefore provided for payment thereof. All costs of and incidental to the demand for rent distraint or any legal action for the recovery of rent and any other sums due hereunder shall be recoverable from the Lessee as a debt.

          (p) The Lessee hereby expressly declares that he has paid no premium, construction fee, key money or other sum of money of a similar nature to the Lessor or other person or persons authorised by him for the possession of the demised premises or for the granting of this Lease.

          (q) Any notice under this Lease shall be in writing and any bill statements or notice to the Lessee shall be sufficiently served if left addressed to it at the demised premises or any part thereof or sent to its registered office by registered post or left at its last known business address in Hong Kong and any notice to the Lessor shall be sufficiently served if delivered to its last registered office or sent to its registered office or sent to its registered office by registered post or delivered to its known business address in Hong Kong.

          (r) Each party shall bear its own legal costs to the preparation and completion of this Lease save and except that the Stamp Duty shall be borne and paid by the parties in equal shares and the Lessee shall pay a handling charge in sum of HONG KONG DOLLARS FIVE HUNDRED to the Landlord for the preparation of this Lease.

          (s) The Lessor at its absolute discretion has the right at any time during the term of this Lease to serve a notice in writing upon the Lessee to change the name of the said building.

          (t) This Lease sets out the full agreement reached between the parties hereto and no other representations have been made or warranties given relating to this Lease or the said building or the demised premises and if any such representation or warranty had been given or implied the same is hereby waived.

     9. The Lessee hereby declares and confirms that it has duly inspected the Premises and is satisfied with the current state and condition of the Premises and the fixtures and finishes therein. The parties hereto agree that the Premises will be let to the Lessee by the Lessor in the state and condition as at the date of the signing of this Agreement and no warranty or representation whatsoever has been given or is made by the Lessor or its agents regarding the use of the Premises and the Lessee shall satisfy itself or shall be deemed to have satisfied itself that they are suitable for the purposes for which they are to be used and the Lessee hereby agrees that it will at its own expens apply for any requisite license or licences, permit or permits from all Government or Public Authorities concerned in respect of the carrying on of the Lessee's business therein and shall execute and comply with all Ordinances, Regulations, Orders, Notices or Rules made by all competent Government or Public Authorities in connection with the conduct of such business by the Lessee in the Premises and the Lessee hereby further agrees to indemnify the Lessor in respect of any breach by the Lessee of the aforesaid and in particular but without limitation no warranty or representation is made by the Lessor or its agents regarding:

          (i) the fittings and finishes or the installations and appliances (if any) in the Premises and/or the Building;

          (ii) the state and condition of the Premises or the Building and the user thereof;

          (iii)  the  composition  of  the  Building.

10. It is hereby declared that (if the context permits or requires) the singular number shall include the plural and the masculine gender shall include the feminine and the neuter and vice versa.

          IN WITNESS whereof this Lease has been executed by the parties hereto the day and year first above written.

                      THE FIRST SCHEDULE ABOVE REFERRED TO

                      ------------------------------------

First  Part

-----------

The  Lessor                 -       Hollywood Palace Company Limited
                                    (Incorporated in the British Virgin
                                    Islands as an International Business
                                    Company) Top Floor, Chinachem Golden
                                    Plaza 77 Mody Road, Tsimshatsui East,
                                    Kowloon, Hong Kong.


The  Lessee                -        Measurement  limited Suite 1003, 10th
                                    Floor, Chinaohem Golden Plaza 77 Mody
                                    Road, Tsimshatsui East Kowloon





Second  Part

------------

The  Premises              -       ALL  THAT  UNIT  1003  (ALSO  KNOWN  AS SUITE
                                   1003)  ON  THE 10TH FLOOR (which said Suite /
                                   Floor is for the purposes of identification shown and coloured Pink on the plan hereto attached) of the building known as CHINACHEM
                                   GOLDEN PLAZA (hereinafter referred to as "the building") erected on ALL THAT piece or parcel of ground registered in the Land
                                   Office  as  KOWLOON  INLAND  LOT  NO.  10730.

Third  Part

-----------

Term  of  Tenancy          -     Two  (2)  years

Date  of  Commencement     -     1st  March  2000

Date  of  Expiration       -     28th  February  2002

Option                     -     Nil


Fourth  Part

------------

The  Rent                  -     HK$34,200.00  per  calendar  month





Fifth  Part

-----------

The  Rent  Free  Period     -    lst  March  2000-31st  May  2000
                                 1st  February  2002  -  28th  February  2002

Sixth  Part

-----------

The  Management  Fee       -     HK$2,470.00  per  calendar  month

The  Air-conditioning      -     HK$2,850.00  per  calendar  month
Charge


Seventh  Part

-------------

The  Rental  Deposit       -     HK$118,560.00

                      THE SECOND SCHEDULE ABOVE REFERRED TO

                      -------------------------------------
                              RULES AND REGULATIONS

                              ---------------------

1. Plumbing fixtures shall be used only for the purposes for which they were constructed. No sweepings rubbish rags or other alien substances shall be deposited therein. All costs for making good damage resulting from any misuse of the plumbing fixtures shall be borne by the Lessee.

2. No Lessee shall drill into or in any way deface any part of the demised premises or the building. No drilling shall be permitted save with prior written approval of the Lessor and as the Lessor may direct.

3. Save with prior written consent of the Lessor, which consent will not normally be granted, no flagpoles or aerials shall be erected, and no flags shall be flown from windows or elsewhere in or upon the building.

4. Each Lessee must upon the termination of his Lease restore to the Lessor all keys of offices and toilet rooms used by the Lessee.

5. All removals or the carrying in or out of furniture or bulky matter of any description must take place after office hours and during the hours which the Lessor or his agent may determine from time to time. The Lessor reserves the right to exclude goods from the building which violate any of these Rules and Regulations or the Lease of which these Rules an Regulations are a part.

6. No Lessee nor any of the Lessee's servants employees agents visitors or licensees shall bring into any passenger lift in the building any goods effects chattels luggage bulky parcels food trays tiffin cariers or other space-occupying items and the Lessee shall ensure that such items are restricted to the designated lift.

7. No Lessee shall do or permit to be done in the demised premises or any part thereof any act which shall or might subject the Lessor to any liability or responsibility for injury to any person or to property.

8. Window shall remain closed locked save in emergency such as fire or breakdown of the air-conditioning system and the reasonable extent necessary to enable the Lessee to clean the same.

9. Canvassing and peddling in the building is prohibited and each Lessee shall co-operate to prevent the same.

10. Save with the prior written consent of the Lessor, which consent will not normally be granted, no cooking nor preparation of food shall be permitted by any Lessee in the demised premises. No Lessee shall permit any unusual or objectionable odours to be produced upon or permeated from the demised premises.

11. No Lessee shall cause or permit any noise which is or may be a nuisance or annoyance to the occupants of other portions of the building.

12. The Lessee shall not install in the demised premises any partitioning other than that supplied or approved by the Lessor.

13.            No  animals  or  pets  to  be  kept  in  the  demised  premises.

14. All blinds and/or curtains used within the demised premises shall confirm externally to a standard colour and design and such blinds and/or curtains shall be approved by the Lessor so as to preserve a uniform external appearance.

SIGNED  with  the  Company  Chop  of    )
the  Lessor  and  SIGNED  by            )
                                        )       For  and  on  behalf  of
                                        )       HOLLYWOOD  PALACE  COMPANY  LTD.
                                        )
                                        )       /S/
                                        )       -------------------------------
                                        )       Authorized  Signature(s)
in  the  presence  of:                  )
                                        )


/S/  Chow  Kin  Fing
Chow  Kin  Fing


SIGNED  with  the  Company  Chop       )
                                       )
                                       )
the  Lessee  and  SIGNED  by           )
Damon  Conrad  Germanton               )
                                       )
                                       )        /S/  Damon  Conrad  Germanton
                                       )
in  the  presence  of:-                )
                                       )
                                       )

RECEIVED the day and year first  above       )
                                             )
written of and from the Lessee the sum of    )
                                             )
HONG  KONG  DOLLARS  ONE  HUNDRED            )  For  and  on  behalf  of
                                             )  HOLLYWOOD  PALACE  COMPANY  LTD.
EIGHTEEN  THOUSAND  FIVE  HUNDRED            )
                                             )  /S/
AND SIXTY ONLY being the deposit money       )  -------------------------------
                                             )  Authorised  Signature(s)
above mentioned to be paid by the Lessee to  )
                                             )
the  Lessor.                                 )  HK$118,560.00
                                             )
                                             )
IN  THE  PRESENCE  OF:-                      )
                                             )


/S/  Chow  Kin  Fing
Chow  Kin  Fing